SECURITIES PURCHASE AGREEMENT

THIS SECURITIES PURCHASE AGREEMENT (the “Agreement”), dated as of November 15, 2012, is made and entered into by and between Access America Fund, LP, a Delaware limited partnership (the “Seller”), and Sword Dancer, LLC (the “Purchaser”).

WHEREAS, the Seller is the owner of 781,250 ordinary shares, par value $0.00128 per share (the “Ordinary Shares”) in Eastern Acquisition Corporation, a corporation organized under the laws of the Cayman Islands (the “Company”);

WHEREAS, the Seller desires to sell to the Purchaser and the Purchaser desires to purchase from the Seller the 781,250 Ordinary Shares in the Company;

WHEREAS, the Seller and Purchaser have agreed that the Seller will sell to the Purchaser the 781,250 Ordinary Shares in the Company pursuant to an exemption from the registration requirements of Section 5 of the Securities Act;

NOW, THEREFORE, in consideration of the premises and of the respective representations, warranties, covenants, agreements and conditions contained herein, the Purchaser and the Seller agree as follows:

1.          Definitions. As used in this Agreement, the following terms shall have the meanings set forth below:

“Purchase Price” means the sum of $33,334.

“SEC” means the United States Securities and Exchange Commission.

“Securities Act” means the United States Securities Act of 1933, as amended, and the rules and regulations in effect from time to time thereunder.

2.          Purchase and Sale of the Shares; Closing. The Purchaser and the Sellers agree as follows:

(a)          Purchase and Sale of the Shares. On the basis of the representations and warranties, and subject to the terms and conditions, set forth herein, (i) the Seller agrees to sell to the Purchaser the 781,250 Ordinary Shares in the Company, and (ii) the Purchaser agrees to purchase from the Seller the 781,250 Ordinary Shares in the Company, in an unregistered transaction pursuant to an exemption from the registration requirements of the Securities Act.

(b)          Closing. The closing (the “Closing”) of the purchase and sale of the 781,250 Ordinary Shares of the Company shall take place on a date mutually agreed to by the Seller and the Purchaser (the “Closing Date”). At the Closing the Seller shall deliver to the Purchaser (or its agent) an updated signed shareholder registry from the Company signifying the transfer of the 781,250 Ordinary Shares in the name of the Purchaser (or with properly executed transfer documents). Purchaser will deliver funds to the Seller in the amount of $10,000 no later than November 15, 2012, and the remaining $23,334 of the purchase price shall be deliverable in payments of $3,333.50 on the 15th of every month per month commencing on December 15 for the next seven months in a manner acceptable to both the Purchaser and the Seller

(c)          Conditions to the Purchaser’s Obligation. The obligation of the Purchaser to purchase and pay for the 781,250 Ordinary Shares in the Company is subject to the satisfaction of the following conditions as of the Closing Date:

(d)          the representations and warranties of the Seller made in this Agreement shall be true and correct in all respects, as of the Closing Date; and

(e)          the Sellers shall have delivered to the Purchaser the necessary documents for the 781,250 Ordinary Shares in the Company contemplated by Section 2(b) above and elsewhere herein.

3.          Conditions to the Seller’s Obligation. The obligation of the Seller to sell and deliver the 781,250 Ordinary Shares in the Company to the Purchaser is subject to the satisfaction of the following conditions as of the Closing Date:

(a)          the representations and warranties of the Purchaser made in this Agreement shall be true and correct in all respects, as of the Closing Date;

(b)          the Purchaser shall have delivered to the Seller the first installment of the Purchase Price.

4.          Representations and Warranties of Purchaser. The Purchaser represents and warrants to the Seller that:

(a)          This Agreement constitutes a valid and binding agreement of the Purchaser, enforceable against the Purchaser in accordance with its terms, except as enforceability may be limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other similar laws relating to or affecting creditors’ rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

(b)          The 781,250 Ordinary Shares of the Company are being offered and sold without registration under the Securities Act in reliance upon the exemptions therefrom and that such reliance is based in part on the information herein supplied.

(c)          Purchaser confirms that it understands that the following legend (or similar language) shall be placed on the Shares:

THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “ACT”), OR ANY STATE SECURITIES LAWS AND NEITHER SUCH SECURITIES NOR ANY INTEREST THEREIN MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED OR OTHERWISE TRANSFERRED UNLESS A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

(d)          The Purchaser represents and warrants that it is not a FINRA member firm.

(e)          PURCHASER UNDERSTANDS THAT THE 781,250 ORDINARY SHARES OF THE COMPANY MAY NOT BE SOLD OTHER THANPURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT OER AN APPLICABLE EXEMPTION FROM REGISTRATION STATEMENT.

(f)          Purchaser is purchasing the 781,250 Ordinary Shares of the Company for its own account and not with a view towards distribution.

(g)          Purchaser is an “Accredited Investor” as such term is defined under the Securities Act.

5.          Representations and Warranties and Covenants of the Seller. The Seller represents and warrants to the Purchaser that:

(a)          This Agreement constitutes a valid and binding agreement of the Seller, enforceable against the Seller in accordance with its terms, except as enforceability may be limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other similar laws relating to or affecting creditors’ rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

(b)          The 781,250 Ordinary Shares of the Company are owned beneficially and of record by Seller, free and clear of any liens, claims, encumbrances, charges or restrictions of any kind (collectively, “Liens”), and no person has any claim against any of such 781,250 Ordinary Shares of the Company and any of the proceeds from the sale thereof. Upon consummation of the transactions contemplated hereby, the Purchaser will own beneficially and of record the 781,250 Ordinary Shares of the Company, free and clear of any Liens except as described in Section 7 below.

6.          Default. If the Purchaser does not make a scheduled payment as prescribed by Section 2 (b) above, the Seller will provide notice to the Purchaser that the payment has been missed. Purchaser will have 30 days to cure the default. If the default is not cured, than the 781,250 Ordinary Shares of the Company will revert back to the Seller.

7.          Applicable Law. This Agreement will be governed by and construed exclusively under the laws of the State of New York as applied to agreements among New York residents entered into and to be performed entirely within New York. Each of the parties hereto (1) agree that any legal suit, action or proceeding arising out of or relating to this Agreement will be instituted exclusively in New York State Supreme Court, County of New York, or in the United States District Court for the Southern District of New York, (2) waive any objection which the Company may have now or hereafter to the venue of any such suit, action or proceeding, and (3) irrevocably consent to the jurisdiction of the New York State Supreme Court, County of New York, and the United States District Court for the Southern District of New York in any such suit, action or proceeding. Each of the parties hereto further agrees to accept and acknowledge service of any and all process which may be served in any such suit, action or proceeding in the New York State Supreme Court, County of New York, or in the United States District Court for the Southern District of New York and agree that service of process upon it mailed by certified mail to its address will be deemed in every respect effective service of process upon it, in any such suit, action or proceeding. THE PARTIES HERETO AGREE TO WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS SUBSCRIPTION AGREEMENT OR ANY DOCUMENT OR AGREEMENT CONTEMPLATED HEREBY.

8.          Invalidity of Provisions. The invalidity or unenforceability of any provision of this Agreement in any jurisdiction shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of this Agreement, including that provision, in any other jurisdiction.

9.          Survival of Representations and Warranties. The representations and warranties contained herein shall survive the Closing or any termination of this Agreement.

10.         Headings; Execution in Counterparts. The headings and captions contained herein are for convenience of reference only and shall not control or affect the meaning or construction of any provision hereof. This Agreement may be executed in counterparts, each of which shall be deemed to be an original and which together shall constitute but one and the same instrument.

11.         Notices. All notices and other communications relating to this Agreement shall be dated and in writing and shall be deemed to have been duly given when delivered, if delivered personally or sent by registered or certified mail, return receipt requested, postage prepaid, and when received if delivered otherwise, to the party to whom it is directed;

(a)          If to the Sellers, at the following address:

Access America Fund, LP
800 Town & Country Boulevard, Suite 420

Houston, TX 77024

(b)          If to the Purchaser, to the Purchaser at the following address:

c/o Anslow & Jaclin, LLP

195 Route 9 South, Suite 204

Manalapan, NJ 07726

12.         Integration. The parties agree that this Agreement contains the entire understanding between the parties hereto relating to the subject matter hereof.

13.         Further Assurances. Each of the parties hereto covenants and agrees upon the request of the other, to do, execute, acknowledge and deliver or cause to be done, executed, acknowledged and delivered all such further acts, deeds, documents, assignments, transfers, conveyances, powers of attorney and assurances as may be reasonably necessary or desirable to give full effect to this Agreement.

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IN WITNESS WHEREOF, the Purchaser and the Seller have executed this Agreement as of the date first above written.

SELLER:

ACCESS AMERICA FUND LP

By:	/s/ Joe Rozelle
Title: President
PURCHASER:

By:	/s/ Gregg Jaclin
Title: Managing Member

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